UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2024

THE CORETEC GROUP INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-54697	73-1479206
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

333 Jackson Plaza, STE 460, Ann Arbor MI	48103
(Address of Principal Executive Offices)	(Zip Code)

(866) 916-0833
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into A Material Definitive Agreement

Warrant Purchase Agreement

As previously disclosed, on March 2, 2021, The Coretec Group Inc. (the “Company”) entered into a securities purchase agreement with a single institutional investor (the “Investor”) pursuant to which the Company agreed to sell to the Investor in a private placement (i) 23,500,000 shares of its common stock, (ii) pre-funded warrants to purchase up to an aggregate of 51,500,000 shares of its common stock (the “Pre-Funded Warrants”), and (iii) warrants (the “Warrants”) to purchase up to an aggregate of 82,500,000 shares of its common stock for gross proceeds of approximately $6,000,000. The Investor has exercised all Pre-Funded Warrants.

On June 17, 2024, the Company entered into a Warrant Purchase Agreement with the Investor (the “Purchase Agreement”). Pursuant to the Purchase Agreement, the Company will purchase from the Investor all outstanding Warrants issued to the Investor, for an aggregate purchase price of $500,000. The Company has agreed to pay the Investor an additional payment of $250,000, if the transaction as reported in the form 8K submitted with the SEC on March 6, 2024, is successfully consummated (“Final Payment”). Following the delivery of the Final Payment to the Investors, the Investors will relinquish all rights, title and interest in the Warrants and assign the same to the Company, and the Warrants will be cancelled.

The foregoing description of the Purchase Agreement is a summary and is qualified in its entirety by reference to the full text of the Purchase Agreement a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Convertible Promissory Note

On June 17, 2024, the Board of the Company approved the issuance of an unsecured convertible promissory note, to Victor Keen, a director and affiliate of the Company, in the aggregate principal amount of $250,000 (the “Note”). The maturity date of the Note is 18 months from the date of issuance. Interest on the unpaid principal balance of the Note accrues at 8% per annum, payable on maturity. The Note is subject to a mandatory conversion provision if the transaction as reported in the form 8K submitted with the SEC on March 6, 2024, is successfully consummated. On closing of such transaction, the Note shall automatically and mandatorily convert into, and Mr. Keen shall be issued warrants purchase up to 78,125,000 shares of common stock of the Company at an exercise price equal to $0.007 (which price was negotiated using the approximate average closing price of the Company’s common stock for the ten prior trading days of Mr. Keen’s funding of the Note). The Warrants shall be exercisable for a period of five (5) years from the date of issuance and are attached as an annexure to the Note.

The foregoing description of the Note is a summary and is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 and 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference, to the extent required. Based in part upon the representations of the Investor, to the Company, including that they are an “accredited investor” as defined under Rule 501(a) of Regulation D, the shares of Common Stock issuable upon exercise of the Warrant, will be exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03 Material Modification to Rights of Security Holders.

On June 17, 2024, the Company received the consent of the majority holders of the issued and outstanding shares of Series A Preferred Stock for: (i) the waiver of the right of Series A Preferred Stockholders to receive the Preference Amount under Section 6(a) of the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (“Series A CoD”), and (ii) filing of an amendment to the Series A CoD, subject to receipt of approval of the Company’s Board of Directors, for amending and substituting Section 7(b) of the Series A CoD in order to create a mandatory conversion event if the transaction as reported in the form 8K submitted with the SEC on March 6, 2024 is successfully consummated. The Company shall file the amendment to the Series A CoD with the Secretary of the State of Oklahoma at or before such closing.

Item 7.01 Regulation FD Disclosure

On June 18, 2024, The Coretec Group Inc. (the “Company”) issued a press release announcing the transactions described in Item 1.01 and 3.03 above, and as incorporated herein by reference.

A copy of the above-mentioned press release is attached herewith as Exhibit 99.1.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties, and assumptions that are difficult to predict. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements. The Company has attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. The forward-looking statements made herein are based on the Company’s current expectations. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors. The forward-looking statements made herein are based on the Company’s current expectations, assumptions, and projections, which could be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law.

Item 9.01 Financial Statements And Exhibits.

d) Exhibits

Exhibit No.	Description
10.1	Form of Warrant Purchase Agreement
10.2	Form of Note
99.1	Press Release dated June 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Coretec Group Inc.
Date: June 18, 2024
	By:	/s/ Matthew J. Kappers
	Name:	Matthew J. Kappers
	Position:	Chief Executive Officer